Hello, this is Victor Flores, portfolio manager of the U.S. World Gold Fund and U.S. Gold Shares fund. Today is April 6, 1997.

Gold mining stocks declined in the first quarter of the year primarily due to the fall int he price of gold. Speculators took advantage of the weakness in the gold price by shorting the metal very heavily. Subsequently, the market learned why gold was so weak when the Dutch central bank revealed that it had sold 300 tons of gold. As fear so further central bank sales began to dissipate, the gold market staged a strong short covering rally which took the price briefly above $360 per ounce. Short sellers once again entered the market aggressively, this time aided by the possibility that the Swiss would sell gold to compensate victims of the Holocaust. While this plan faces stiff opposition the market remains jittery. Despite the weakness, however, physical demand remains good and could reach record levels in 1997.

The South African gold stocks fell in response to the weaker gold price, which has affected the operating margins of most mines fairly significantly. Meanwhile, the mining houses continue their efforts to restructure their operations. Anglovaal completed its restructuring at the end of 1996, integrating all of its gold mining assets into a new company called Avgold. The sale of Anglo American's interest in JCI to Capital Alliance has created the first so-called "black mining house," and we expect that group's new Chairman will soon announce his plans for the restructuring of JCI. The two largest mining houses, Anglo American and Gold Fields have yet to announce formal plans for restructuring, although internal discussions are clearly underway As the South African gold mining industry evolves, so has the U.S. Gold Shares Fund began to prepare for the changes taking place in that country.

The non-South African gold stocks were actually up during most of the first quarter, but succumbed to the uncertainty surrounding Bre-X's Busang discovery in Indonesia. After a drawn out political process, the government of Indonesia picked Freeport Copper and Gold to develop the deposit. The trouble began when Freeports' preliminary work indicated that Bre-X may have overestimated the size of the deposit. In he ensuing confusion, not only Bre-X, but most exploration stocks, fell dramatically. Independent auditors have been brought in to clear the matter up, but in he meantime investors are treating the junior mining sector with caution. While the World gold Fund routinely invests in junior exploration and mining companies, the Fund is well diversified and holds a number of well-capitalized mid-size and senior gold miners.